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                                                                    Exhibit 23.1

                              ARTHUR ANDERSEN LLP

Consent of Independent Public Accountants

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 28, 1995, included in Southern National Corporation's Report on Form 8-K dated June 30, 1995 and to all references to our firm included in this registration statement.

                                                         /s/ Arthur Andersen LLP

                                                         ARTHUR ANDERSEN LLP

Charlotte, North Carolina,
 December 19, 1995.